                                                                   Exhibit 10.35

                                   OFFERING OF

                                      UNITS

                                       OF

                               ALLOY DESIGNS, INC.

                         -------------------------------

                            SUBSCRIPTION INSTRUCTIONS

                         -------------------------------

      Alloy Designs, Inc. (the "Company") is offering units (the "Units"), each Unit consisting of one 10% Promissory Note in the principal amount of $100,000 and one three-year Warrant to purchase 11,185 shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company, at an initial exercise price per share equal to $6.165 (subject to adjustment upon the occurrence of certain events). Each subscription must be for a minimum of one Unit ($100,000) unless the Company and Ladenburg Thalmann & Co. Inc. (the "Placement Agent"), in their joint discretion, permit subscriptions for a lesser amount.

      In order to subscribe for the Units, a prospective purchaser must complete and execute the enclosed subscription documents in accordance with the instructions set forth herein. The subscription documents should then be returned to Ladenburg Thalmann & Co. Inc. 590 Madison Avenue, New York, New York 10022, Attention: Neil Vogel on or before Wednesday, May 13, 1998, for a closing on the same date, unless such closing date is extended by agreement of the Placement Agent and the Company. Payment for the Units should accompany such documents. Such payment is to be made by certified check payable to Alloy Designs, Inc. or via wire funds to the Company's account at Fleet Bank (Routing No. 021000322) Account Number 9401306052. A representative from the Placement Agent will confirm the details of your payment prior to the anticipated May 13th closing date. Please be sure that your name appears in exactly the same way in each signature and in each place where it is inserted in the documents.

      Subscriptions from suitable prospective investors will be accepted at the sole discretion of the Company after receipt of all subscription documents (properly completed and executed) with the appropriate payment.

                               FOR ALL PURCHASERS

Subscription Agreement:                   READ, complete, date and sign one (1)
                                          copy. Each co-subscriber must complete
                                          and sign an executed signature page as
                                          well.

                                          Corporations, partnerships, trusts and
                                          retirement plans must attach
                                          appropriate

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                                          authorizing instruments (corporate
                                          resolution or by-laws, partnership
                                          agreement, trust instrument or
                                          retirement plan). Additional
                                          documentation may be required for
                                          non-individual subscribers.

Signature Pages:                          Complete and sign one (1) copy. Each
                                          co-subscriber must complete and sign
                                          one (1) signature page.

IRS Form W-8 or W-9:                      Complete, date and sign appropriate
                                          IRS Form.

Payment: Unless otherwise directed by a representative of the Placement Agent, payment for the Units should be made on Wednesday morning, May 13, 1998, by certified check payable to the Company or wire transfer to the Company=s account at Fleet Bank (Routing No. 021000322) Account Number 9401306052.
                                          You will be called by a representative
                                          of the Placement Agent prior to the
                                          date subscriptions for Units are
                                          accepted (anticipated to be May 13,
                                          1998) to confirm the instructions
                                          regarding payment for the Units.

IF YOU HAVE ANY QUESTIONS CONCERNING THE COMPLETION OF THE SUBSCRIPTION DOCUMENTS, PLEASE CONTACT NEIL VOGEL AT LADENBURG THALMANN & CO. INC., 590 MADISON AVENUE, NEW YORK, NEW YORK 10022 (212-409-2000).

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                             SUBSCRIPTION AGREEMENT

                ------------------------------------------------

                               Alloy Designs, Inc.

                ------------------------------------------------

                              A Maximum of 50 Units
                           Each Unit Consisting of one
                           10% Promissory Note in the
                        principal amount of $100,000 and
                   one Three-Year Warrant for the purchase of
                11,185 shares of Common Stock at $6.165 per share
                                       of
                               Alloy Designs, Inc.

                              --------------------

To:   Alloy Designs, Inc.

      This Subscription Agreement is made between Alloy Designs, Inc., a Delaware corporation (the "Company"), and the undersigned prospective purchaser who is subscribing hereby for units, or, at the discretion of the Company and the Placement Agent, a fraction thereof (the "Units"), each Unit consisting of one 10% promissory note in the principal amount of $100,000 (the "Notes") and one three-year warrant (the "Warrants") for the purchase of 11,185 shares of Common Stock, par value $.01 per share (the "Common Stock"), of the Company at an exercise price per share equal to $6.165 (subject to adjustment upon the occurrence of certain events). The purchase price per Unit (the "Purchase Price") is $100,000. This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement. The Note and the Warrant to be issued in connection with this Subscription Agreement will be substantially in the form attached hereto as Exhibit A and Exhibit B, respectively.

      In consideration of the Company's agreement to sell Units to the undersigned upon the terms and conditions set forth herein and the Exhibits hereto, the undersigned agrees and represents as follows:


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

A. SUBSCRIPTION.

                  (1) The Company is offering, pursuant to Section 4(2) under the Securities Act of 1933, as amended (the "Securities Act"), up to 50 Units at a price of $100,000 per Unit, for an aggregate consideration of up to $5,000,000. There is no assurance that any or all of the Units will be sold. The undersigned acknowledges and agrees that the Company will have the right to determine the amount of financing it wishes to accept.

                  (2) The offering will expire at 5:00 P.M. New York City Time on May 20, 1998, unless extended by the Company, as determined in its sole discretion.

                  (3) The undersigned hereby irrevocably subscribes for and agrees to purchase the number of Units indicated on the signature page hereto at a purchase price of $100,000 per Unit. The undersigned encloses herewith a completed and executed copy of this Subscription Agreement and a Form W-8 or W-9, as applicable. The Company will notify the undersigned prior to the date subscriptions of Units are accepted (the "Closing") as to where to send payment in the full amount of the purchase price of the Units for which the undersigned is subscribing (the "Payment"). On or before the Closing all corporate action necessary to authorize the sale and issuance of up to 50 Units under the terms and conditions set forth herein, including the Exhibits hereto, will have been taken.

                  (4) Upon receipt by the Company of the requisite payment for all Units to be purchased by the undersigned, the Warrants underlying the Units so purchased will be issued in the name of the undersigned, and the name of the undersigned will be registered on the books of the Company as the record owner of such Warrants.

                  (5) The undersigned hereby agrees to be bound hereby upon the
      (i) execution and delivery to the Company, in care of the Placement Agent, of the signature page to the undersigned's completed Subscription Agreement, and (ii) acceptance by the Company of the undersigned's subscription (the "Subscription").

                  (6) The undersigned agrees that Ladenburg Thalmann & Co. Inc., the Company's placement agent in connection with this offering (the "Placement Agent"), may, in its sole and absolute discretion, reduce the undersigned's Subscription to any number of Units that in the aggregate do not exceed the number of Units hereby applied for without any prior notice to or further consent by the undersigned. The undersigned hereby irrevocably constitutes and appoints the Placement Agent and each officer of the Placement Agent, each of the foregoing acting singly, in each case with full power of substitution, the true and lawful agent and attorney-in-fact of the undersigned, with full power and authority in the undersigned's name, place and stead, to amend this Subscription Agreement to effect any of the foregoing provisions of this paragraph 6.


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

B. REPRESENTATIONS AND WARRANTIES.

      The undersigned hereby represents and warrants to, and agrees with, the Company and the Placement Agent as follows:

                  (1) The undersigned and/or the undersigned's advisor(s) has/have the knowledge and experience in financial and business matters necessary to evaluate an investment in the Company, and have carefully reviewed, evaluated and understand the risks of, and other considerations relating to the purchase of the Units. With respect to individual tax and other economic considerations involved in this investment, the undersigned is not relying on the Company or the Placement Agent (or any agent or representative of either of them). The undersigned has carefully considered and has, to the extent the undersigned believes such discussion necessary, discussed with the undersigned's professional legal, tax, accounting and financial advisors the suitability of an investment in the Units for the undersigned's particular tax and financial situation and has determined that the Units being subscribed for by the undersigned are a suitable investment for the undersigned;

                  (2) The undersigned acknowledges that (i) the undersigned has had the right to request copies of any documents, records and books pertaining to this investment and (ii) such documents, records and books which the undersigned requested have been made available for inspection by the undersigned, the undersigned's attorney, accountant or adviser(s);

                  (3) The undersigned and/or the undersigned's adviser(s) has/have had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Units and all such questions have been answered to the full satisfaction of the undersigned;

                  (4) In making the decision to purchase the Units herein subscribed for, the undersigned has relied solely upon independent investigations made by the undersigned or his advisors, including information supplied in the Confidential Private Placement Memorandum dated April 1998 and in the subscription documents. The undersigned is not relying on the Company or the Placement Agent with respect to economic considerations involved in this investment;

                  (5) The undersigned is not subscribing for Units as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person not previously known to the undersigned in connection with investments in securities generally;

                  (6) If the undersigned is a natural person, the undersigned has reached the age of majority in the state in which the undersigned resides, has adequate means of providing for the undersigned's current financial needs and contingencies, is able to bear


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

      the substantial economic risks of an investment in the Units for an indefinite period of time, has no need for liquidity in such investment, and, at the present time, could afford a complete loss of such investment;

                  (7) The undersigned or the undersigned's purchaser representative, as the case may be, has such knowledge and experience in financial, tax and business matters so as to enable the undersigned to utilize the information made available to the undersigned in connection with the offering of the Units to evaluate the merits and risks of an investment in the Units and to make an informed investment decision with respect thereto;

                  (8) The undersigned will not sell or otherwise transfer the Units or the Notes or the Warrants underlying the Units without registration under the Securities Act and applicable state securities laws or an exemption therefrom. Neither the Units nor the securities underlying the Units have been registered under the Securities Act or under the securities laws of any state. The undersigned represents that the undersigned is purchasing the Units for the undersigned's own account, for investment and not with a view to resale or distribution thereof except in compliance with the Securities Act. The undersigned has not offered or sold any portion of the Units being acquired nor does the undersigned have any present intention of dividing Units with others or of selling, distributing or otherwise disposing of any portion of such Units currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance in violation of the Securities Act. The undersigned is aware that there is currently no market for the Units or the securities included in or underlying the Units. The undersigned is aware that an exemption from the registration requirements of the Securities Act pursuant to Rule 144 promulgated thereunder is not presently available; and, except as provided in the Warrants, the Company has no obligation to register the Units or the securities included in or underlying the Units subscribed for hereunder or to make available an exemption from the registration requirements pursuant to such Rule 144 or any successor rule for resale of such securities. The undersigned recognizes and understands that the Note and Warrant issued hereunder are not detachable and may not be separately transferred without the prior written consent of the Company;

                  (9) The undersigned recognizes that an investment in the Units involves substantial risks, including loss of the entire amount of such investment, and has taken full cognizance of and understands all of the risks related to the purchase of the Units;

                  (10) The undersigned acknowledges that the Notes and each certificate representing the Warrants included in the Units and, upon exercise of the Warrants, the shares of Common Stock issuable upon exercise of the Warrants shall be stamped or otherwise imprinted with a legend substantially in the following form, among others:


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                        "The securities represented hereby have not been
                  registered under the Securities Act of 1933, as amended, or any state securities laws and neither the securities nor any interest therein may be offered, sold, transferred, pledged or otherwise disposed of except pursuant to an effective registration statement under such act or such laws or an exemption from registration under said act and such laws, which, in the opinion of counsel for the holder, which counsel and opinion are reasonably satisfactory to counsel for this corporation, is available";

                  (11) If the undersigned is a retirement plan or is investing on behalf of a retirement plan, the undersigned acknowledges that investment in the Units poses additional risks including the inability to use losses generated by an investment in the Units to offset taxable income; and

                  (12) Subscriber hereby represents and affirms that (i) Subscriber has a net worth alone or with spouse exceeding ten (10) times Subscriber's investment or (ii) Subscriber has either alone or with Subscriber's professional advisor the capacity to protect Subscriber's interests in connection with this transaction or (iii) Subscriber is able to bear the economic risk of the investment.

                  (13) The undersigned shall indemnify and hold harmless the Company, the Placement Agent and each officer, director or control person of any such entity, who is or may be a party or is or may be threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made or alleged to have been made by the undersigned to the Company or the Placement Agent (or any agent or representative of either of them), or omitted or alleged to have been omitted by the undersigned, concerning the undersigned or the undersigned's authority to invest or financial position in connection with the offering or sale of the Units, including, without limitation, any such misrepresentation, misstatement or omission contained in this Subscription Agreement or any other document submitted by the undersigned, against losses, liabilities and expenses for which the Company, the Placement Agent or any officer, director or control person of any such entity has not otherwise been reimbursed (including attorneys' fees, judgments, fines and amounts paid in settlement) actually and reasonably incurred by the Company, the Placement Agent or such officer, director or control person in connection with such action, suit or proceeding.

C. UNDERSTANDINGS.

      The undersigned understands, acknowledges and agrees with the Company and the Placement Agent as follows:


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

                  (1) This Subscription may be rejected, in whole or in part, by the Company or the Placement Agent, in the sole and absolute discretion of any of them, and, in the event the offering of Units is oversubscribed or, in the event the Company elects to accept a lesser number of Units than that subscribed for, the Company and the Placement Agent may, in their sole discretion, reject certain subscriptions or allocate Units among Subscribers, or a combination thereof;

                  (2) The undersigned hereby acknowledges and agrees that the subscription hereunder is irrevocable by the undersigned, that, except as required by law, the undersigned is not entitled to cancel, terminate or revoke this Subscription Agreement or any agreements of the undersigned hereunder, and that this Subscription Agreement and such other agreements shall survive the death or disability of the undersigned and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the undersigned is more than one person, the obligations of the undersigned hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his/her heirs, executors, administrators, successors, legal representatives and permitted assigns;

                  (3) No Federal or state agency has made any finding or determination as to the fairness or wisdom of the terms of this offering for investment, nor any recommendation or endorsement of the Units;

                  (4) The offering and sale of the Units is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act which is in part dependent upon the truth, completeness and accuracy of the statements made by the undersigned herein;

                  (5) There is no public or other market for the Units, the Notes, the Warrants or the Common Stock underlying the Warrants and no such public or other market may ever develop. There can be no assurance that the undersigned will be able to sell or dispose of such securities. It is understood that in order not to jeopardize the offering's exempt status under Section 4(2) of the Securities Act, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder;

                  (6) The Company and the undersigned, having adverse interests and as a result of arm's length bargaining, agree that (i) neither the undersigned nor any of its partners has rendered or has agreed to render any services to the Company in connection with this Subscription Agreement or the issuance of a Unit to the undersigned, (ii) the Warrant is not being issued to the undersigned as compensation and (iii) the assumed issue price of the Note issued to the undersigned apart from the related Warrant is 99.5% of the original principal amount thereof. The Company and the undersigned recognize that this Subscription Agreement determines the original issue discount to be taken into


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

      account by the Company and the purchasers for federal income tax purposes on the Notes and they agree to adhere to this Subscription Agreement for such purposes.

                  (7) The Placement Agent will receive compensation in the amount of 3.23% of the total dollar amount of the Units issued pursuant to this Agreement, plus warrants to purchase 0.225% of the outstanding equity of the Company (on a fully diluted basis) on the same terms and conditions as the Warrants being offered hereby, but is not guaranteeing or assuming responsibility for the operation or possible liability of the Company, including but not limited to compliance by the Company with the agreements entered into in connection with the investment;

                  (8) The undersigned acknowledges that the information made available to the undersigned (including the Confidential Private Placement Memorandum dated April 1998, which the undersigned acknowledges was prepared by the Company) is confidential and non-public and agrees that all such information shall be kept in confidence by the undersigned and neither used by the undersigned for the undersigned's personal benefit (other than in connection with this Subscription) nor disclosed to any third party for any reason; provided, however, that this obligation shall not apply to any such information that (i) is part of the public knowledge or literature and readily accessible at the date hereof, (ii) becomes part of the public knowledge or literature and readily accessible by publication (except as a result of a breach of this provision), or (iii) is received from third parties (except third parties who disclose such information in violation of any confidentiality agreements or obligations, including, without limitation, any Subscription Agreement entered into with the Company);

                  (9) The Company may require other documentation in addition to this Subscription Agreement, and the Company reserves the right to request such documentation prior to deciding whether or not to accept this subscription;

                  (10) The representations, warranties and agreements of the undersigned contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date of the sale of the Units as if made on and as of such date and shall survive the execution and delivery of this Subscription Agreement and the purchase of the Units;

                  (11) IN MAKING AN INVESTMENT DECISION PURCHASERS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE UNITS HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE;


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

                  (12) THE UNITS MAY NOT BE TRANSFERRED, RESOLD OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. PURCHASERS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME;

D. MISCELLANEOUS.

                  (1) All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, impersonal, singular or plural, as the identity of the person or persons may require.

                  (2) Except as set forth in Section A(4) herein, neither this Subscription Agreement nor any provision hereof shall be waived, modified, changed, discharged, terminated, revoked or canceled except by an instrument in writing signed by the party effecting the same, and by any party against whom any change, discharge or termination is sought.

                  (3) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed:
      (i) if to the Company, at Alloy Designs, Inc., 115 West 30th Street, Suite 304, New York, New York 10001, Attention: Executive Vice President, Finance, or (ii) if to the undersigned, at the address for correspondence set forth in this Subscription Agreement, at such other address as may have been specified by written notice given in accordance with this paragraph 3.

                  (4) Failure of the Company to exercise any right or remedy under this Subscription Agreement or any other agreement between the Company and the undersigned, or otherwise, or delay by the Company in exercising such right or remedy, will not operate as a waiver thereof. No waiver by the Company will be effective unless and until it is in writing and signed by the Company.

                  (5) This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York, as such laws are applied by New York courts to agreements entered into and to be performed in New York by and between residents of New York, and shall be binding upon the undersigned, the undersigned's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns. If any provision of this Subscription Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.


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

                  (6) This Subscription Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties hereto.

E. SIGNATURE.

      The signature of this Subscription Agreement is contained as part of the applicable Subscription Signature Page.


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

                            INDIVIDUAL SIGNATURE PAGE

      IN WITNESS WHEREOF, the undersigned represent(s) that the foregoing statements are true and correct and that he or she has (they have) executed this Subscription Agreement this ___th day of May, 1998.


------------------------------------      ------------------------------------
Name of Subscriber                        Name of Co-Subscriber


------------------------------------      ------------------------------------
Signature of Subscriber                   Signature of Co-Subscriber


------------------------------------      ------------------------------------
Residence Address-Street                  Residence Address-Street


------------------------------------      -----------------------------------
City, State, Zip Code                     City, State, Zip Code


------------------------------------      ------------------------------------
Residence Telephone Number                Residence Telephone Number


------------------------------------      ------------------------------------
Address for Correspondence                Address for Correspondence
(if different):                           (if different):


------------------------------------      ------------------------------------
Social Security Number                    Social Security Number


------------------------------------
Number of Units Subscribed For

      If you are purchasing Units with your spouse or another person not your spouse, you must each sign the signature page and indicate whether you are purchasing shares as joint tenants (rights of survivorship) or tenants in common (no rights of survivorship).

                                   * * * * *

                      CORPORATE/PARTNERSHIP SIGNATURE PAGE

      Attached hereto are resolutions or bylaws of the undersigned corporation or provisions of the partnership agreement of the undersigned partnership evidencing such authorizations, which authorizations have not been revoked and are still in full force and effect.

      IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct and that it has caused this Subscription Agreement to be duly executed on its behalf this ___th day of May, 1998.


                                          By:
------------------------------------         -----------------------------------
Name of Subscriber                           Signature of Authorized Person


------------------------------------      ------------------------------------
Business Address - Street                 Print Name and Title


------------------------------------
City, State, Zip Code


------------------------------------
Business Telephone Number


------------------------------------
Address for Correspondence (if different):


------------------------------------
Federal Tax Identification Number


------------------------------------
Number of Units Subscribed For

                                    * * * * *

                              TRUST SIGNATURE PAGE

      Attached hereto are the relevant provisions of the trust instrument evidencing such authorizations, which provisions have not been revoked and are still in full force and effect.

      IN WITNESS WHEREOF, the undersigned represent(s) that the foregoing statements are true and correct and that he, she or it has (they have) executed this Subscription Agreement this ___th day of May, 1998.


------------------------------------
Name of Subscriber

For Individual Trustee(s):                For Corporate Trustee:

By:
    --------------------------------      ---------------------------------
    Signature, as Trustee                 Name of Corporate Trustee

By:
    --------------------------------      ---------------------------------
    Print Name                            Signature of Authorized Officer

By:
    --------------------------------      ---------------------------------
    Signature of Co-Trustee               Print Name and Title
    (If required by trust instrument)

------------------------------------      ---------------------------------
Residence Address-Street                  Business Address-Street

------------------------------------      ---------------------------------
City, State, Zip Code                     City, State, Zip Code

------------------------------------      ---------------------------------
Residence Telephone Number                Business Telephone Number

------------------------------------      ---------------------------------
Address for Correspondence                Address for Correspondence
(if different):                           (if different):

------------------------------------      ---------------------------------
Number of Units Subscribed For            Trust Tax Identification Number

                         RETIREMENT PLAN SIGNATURE PAGE

      Attached hereto are the relevant provisions of the retirement plan evidencing such authorizations, which provisions have not been revoked and are still in full force and effect.

      IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct and that it has caused this Subscription Agreement to be duly executed on its behalf this ___th day of May, 1998.

                                          By:
------------------------------------         --------------------------------
Name of Subscriber                           Signature of  Authorized Person

------------------------------------      -----------------------------------
Account Number of Individual              Print Name and Title
Participant, if Applicable

------------------------------------
Business Address - Street

------------------------------------
City, State, Zip Code

------------------------------------
Business Telephone Number

------------------------------------
Address for Correspondence (if different):

------------------------------------
Federal Tax Identification Number

------------------------------------
Number of Units Subscribed For

                                    * * * * *